Macugen Anti-VEGF Therapy The VISION Trials VEGF Inhibition Study In Ocular Neovascularization Steven D. Schwartz, M.D. Jules Stein Eye Institute UCLA For the VISION Study Group AAO 2004 The presenter acknowledges a financial interest in the subject matter

Macugen - First Anti-VEGF Therapy for the Eye Achieved statistical significance for a clinically meaningful, pre-specified primary endpoint in replicate trials Strong supportive data in secondary endpoints Favorable safety profile Efficacy against "usual care" controls Macugen provides a treatment benefit to many patients for whom no effective therapy exists

VEGF – Common Denominator in AMD

Predominantly Classic





Occult with no Classic





Br J Ophthalmol. 2004 Jun;88(6):809-815
Matsuoka M et al

Subfoveal Fibrovascular Membranes in Age-Related Macular Degeneration Express Vascular Endothelial Growth Factor

Anders Kvanta,† Peep V. Algvere,* Lennart Berglin,* and Stefan Seregard**

Invest Ophthal Vis Sci 1996;37:1929-1934

Transdifferentiated Retinal Pigment Epithelial Cells Are Immunoreactive for Vascular Endothelial Growth Factor in Surgically Excised Age-Related Macular Degeneration-Related Choroidal Neovascular Membranes

Pedro F. Lopez, Brian D. Sippy,† H. Michael Lambert,‡ Allen B. Thach,* and David R. Hinton†*

Invest Ophthal Vis Sci 1996;37:855-868

Vascular Endothelial Growth Factor Family and Receptor Expression in Human Choroidal Neovascular Membranes

Atsushi Otani,* Hitoshi Takagi,*,1 Hideyasu Oh,* Shinji Koyama,* Yuichiro Ogura,† Miyo Matsumura,‡ and Yoshihito Honda*

Microvascular Research 2002;64:162-169

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2004 - Anti-VEGF Therapy-Macugen Pharmacological treatment targets the protein responsible for the hallmarks of all CNV Minimally Classic Occult (no classic) Predominantly Classic Neovascularization VEGF Macugen Permeability All CNV

V.I.S.I.O.N. Study Design Two randomized, double-masked, sham-controlled, dose-ranging trials Treatment regimen: Every 6 weeks Pre-specified time point for primary endpoint - 54 Weeks PDT was permitted per FDA-approved label at the masked investigator's discretion Macugen 0.3 mg Macugen 1 mg Macugen 3 mg Usual Care Source: Eyetech Pharmaceuticals, Inc.

Key Ocular Inclusion Criteria Baseline VA: 20/40 - 20/320 Angiographic criteria All subfoveal angiographic subtypes Lesion size ^12 total disc areas ^50% of total lesion size must be active CNV Subretinal hemorrhage and/or lipid and/or ^3 line loss in VA in previous 12 weeks for minimally classic and occult with no classic

Compliance 0.3 mg 1 mg 3 mg Usual Care N=295 301 296 298 Mean # of injections (of 9 max) 8.4 8.5 8.4 8.6 Discontinued 8% 10% 13% 8% Source: Eyetech Pharmaceuticals, Inc.

Macugen Met Primary Efficacy Endpoint % of Patients Losing <15 letters (ITT Population) 0.3 mg 1 mg 3 mg Usual Care N=294 N=300 N=296 N=296 <15 letters (%) 70% 71% 65% 55% p value <0.0001 0.0003 0.0310 -- Source: Eyetech Pharmaceuticals, Inc.

Treatment Effect - Mean Visual Acuity Mean Change in VA (Letters) Time (Weeks) 0.3 mg N=286 1.0 mg N=292 Usual Care N=291 3.0 mg N=286 47% Source: Eyetech Pharmaceuticals, Inc.

Early and Sustained Treatment Effect Mean Change in VA (Letters) * ** ** * * * * P < 0.01 ** P < 0.0001 * LOCF, adjusted 0.3 mg 1.0 mg Usual Care 3.0 mg Source: Eyetech Pharmaceuticals, Inc.

Prevention of Severe Vision Loss % Patients ^ 30 Letters 9.5% 8.0% 22.0% * * P < 0.0001 * 14.0% Week 54 0.3 mg N=294 1.0 mg N=300 Usual Care N=296 3.0 mg N=296 Source: Eyetech Pharmaceuticals, Inc.

>2 Lines Gained >1 Line Gained >3 Lines Gained** >0 Lines Gained** 6% 2% 6% * * * * * * * * 8% 11% 14% 22% 23% 12% 33% 37% 23% Maintain and/or Gain Visual Acuity * P < 0.05 ** pre-specified endpoint % of Patients 31% * 17% 10% * 4% 0.3 mg 1.0 mg Usual Care 3.0 mg Source: Eyetech Pharmaceuticals, Inc.

Distribution of VA at Baseline and Wk 54 0.3 mg N=294 Usual Care N=296 % Patients Baseline Source: Eyetech Pharmaceuticals, Inc.

Distribution of VA at Baseline and Wk 54 p <0.0001 Week 54 % Patients Baseline 0.3 mg N=294 Usual Care N=296 Source: Eyetech Pharmaceuticals, Inc.

% Responders Subgroup Analysis 0.3 mg Sham Source: Eyetech Pharmaceuticals, Inc.

Multiple Logistic Regression Macugen 0.3 mg vs. Usual Care No factors except Macugen were identified as significantly influencing response Predictor P-value Favors Treatment 0.0003 Macugen Treatment benefit appears well-distributed across a broad patient population Source: Eyetech Pharmaceuticals, Inc.

Week 54 Anatomical Data Support Clinical Results Total lesion size and leak intensity were significantly less in Macugen-treated patients compared with usual care controls Source: Eyetech Pharmaceuticals, Inc.

PDT Use-Low Prior to the study At baseline visit Post-baseline Overall PDT use was low: 75% of patients never received PDT at any time Source: Eyetech Pharmaceuticals, Inc.

Events Rate Rate Severe Vision Loss Severe Vision Loss # pts % per pt # pts % per pt Endophthalmitis † 12 1.3 1 0.1% Traumatic cataract 5 0.6 1 0.1% Rhegmatogenous retinal detachment 3 0.3 0 0 Favorable Safety Profile No apparent systemic safety issues No apparent ocular drug-related safety issues Few injection-related SAEs † 75% of patients with endophthalmitis remained in the trial and received subsequent injections Source: Eyetech Pharmaceuticals, Inc.

No Evidence of Increased IOP Over Time 0.3 mg 1.0 mg Usual Care 3.0 mg Source: Eyetech Pharmaceuticals, Inc.

Macugen Safety and Efficacy at Two Years Two Years Macugen Two Years Usual Care Two Years Macugen One Year Macugen STOP Baseline Week 54 Week 102 vs. vs. Objectives: 1) 2) Source: Eyetech Pharmaceuticals, Inc.

High Compliance Over Two Years 1053 patients Mean # of injections: 15.6 (of 17 max)

2 Years Treatment (N=133; 0.3 mg) Usual Care (N=107) 0 0 0 6 -1.89 -3.88 12 -3.57 -4.77 18 -4.47 -7.64 24 -4.38 -8.46 30 -5.32 -10.49 36 -7.16 -12.03 42 -7.33 -12.24 48 -7.26 -12.99 54 -8.8 -13.63 60 -8.28 -14.46 66 -8.95 -15.97 72 -9.74 -17.14 78 -9.29 -16.98 84 -9.64 -17.54 90 -9.74 -16.48 96 -9.51 -17.02 102 -9.41 -17.03 Macugen Treatment Effect Continues for 2 Years 45% Benefit, P<0.01 Year One Year Two Source: Eyetech Pharmaceuticals, Inc.

Prevention of 3 Line Loss Over Two Years Macugen 59% Usual Care 45% P<0.05 % Responders 24% relative treatment benefit for Macugen compared with usual care Source: Eyetech Pharmaceuticals, Inc.

Benefit of Continuing Macugen During 2nd Year Proportion of Patients Time to First 15 Letter Loss 54 60 66 72 78 84 90 96 102 weeks p<0.05 Macugen continued for 2 years (n=133) Macugen discontinued after 1 year (n=132) End of 1 year End of 2 years Source: Eyetech Pharmaceuticals, Inc.

Distribution of VA Over Time 0.3 mg Usual Care Baseline % Patients Week 54 Week 102 P<0.001 Source: Eyetech Pharmaceuticals, Inc.

Baseline 20/63 ( 60 letters) Year 1 20/40 (70 letters) Year 2 20/20 (84 letters) -1 Macugen-Continued Anatomical Benefit For Two Years

PDT 3 months pre study and at day 9 Baseline 20/320 (24 letters) Year 1 20/80 (58 letters) Year 2 20/50 (66 letters) -1 -1 +1 Macugen-Continued Anatomical Benefit For Two Years

Two Year Safety No change in systemic or ocular safety profile compared to Year 1 No systemic safety concerns were identified No new ocular safety concerns were noted Source: Eyetech Pharmaceuticals, Inc.

Endophthalmitis Injection protocol amendment implemented by May '03 to reinforce aseptic technique Endophthalmitis (# cases / total injections) Before amendment: 16/8679 = 0.18 After amendment: 2/6066 = 0.03 P<0.01 Source: Eyetech Pharmaceuticals, Inc.

Macugen Usual care >1 Line(s) Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 43% Increase p = 0.02 73% Increase p = 0.01 34% 59% 240% Increase p = 0.003 10% 34% 157% Increase 18% Role of VEGF in Diabetic Retinopathy 7% Phase 2 at 36 weeks Macugen: Maintain or Gain Vision in DME Source: Eyetech Pharmaceuticals, Inc.

Baseline 20/50 (68 letters) -1 Week 36 20/25 (79 letters) -1 Macugen-Anti-Permeability in DME

Baseline - 422 microns Week 12 - 287 microns Macugen-Foveal Thinning in DME 20/50 20/25 Source: Eyetech Pharmaceuticals, Inc.

Macugen for Neovascular AMD Achieved statistical significance for a clinically meaningful, pre-specified primary endpoint in replicate trials Favorable safety profile through two years Early and sustained treatment benefit through two years compared with usual care Data suggests second year of therapy is warranted to maximize treatment benefit 1st Anti-VEGF therapy for the eye